Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. § 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C.§ 1350, the undersigned certifies that, to the best of my knowledge, the Annual Report on Form 10-K for the period ended December 31, 2023 of Organon & Co. fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C.§ 78m or 78o(d)) and that the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of Organon & Co.

February 26, 2024	/s/ Kevin Ali
Kevin Ali
Chief Executive Officer